SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 2001



                            nSTOR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)



      (Commission File Number)          (IRS Employer Identification No.)
             08354                                 95-2094565



                               10140 Mesa Rim Road
                           San Diego, California 92121
               (Address of principal executive offices) (Zip Code)



                                 (858) 453-9191
              (Registrant's telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(i) On December 11, 2001, nSTOR TECHNOLOGIES, INC., (the "Registrant") engaged the accounting firm of Swenson Advisors, LLP as its independent certifying accountants for the remainder of the fiscal year ending December 31, 2001.

(ii) On November 30, 2001, the Registrant notified BDO Seidman, LLP of their dismissal. BDO Seidman, LLP was the independent certifying accountant previously engaged to audit the Registrant's financial statements for the period ended December 31, 2000.

(iii)The Registrant's engagement of Swenson Advisors, LLP and the dismissal of BDO Seidman, LLP were recommended by the Registrant's Audit Committee and approved by the Registrant's Board of Directors.

(iv) During the two fiscal years ended December 31, 1999 and December 31, 2000, and through the subsequent interim period ended November 30, 2001, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP would have caused that firm to make reference in connection with its report on the financial statements of the Registrant for such years.

(v) During the two fiscal years ended December 31, 1999 and December 31, 2000, and through the subsequent interim period ended September 30, 2001, in accordance with Rule 304 (a) (1) (iv) and in conjunction with the audit of the Registrant's financial statements for the fiscal year ended December 31, 2000, and in conjunction with the review of the Registrant's financial statements for the quarter ended September 30, 2001, there were no reportable events.

(vi) The Registrant has authorized BDO Seidman, LLP to respond fully to all inquiries of Swenson Advisors, LLP.

     The reports of BDO Seidman, LLP on the financial statements as of and for the years ended December 31, 1999 and December 31, 2000, contained no adverse opinions or disclaimers of opinion, and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern for the year ended December 31, 2000.

(vii)The Registrant requested that BDO Seidman, LLP furnish a letter to the Registrant addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the BDO Seidman, LLP letter to the Securities and Exchange Commission, dated December 11, 2001 is filed as Exhibit 16.1 to this Form 8-K.


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)     EXHIBITS.

        EXHIBIT NO.               DESCRIPTION

        16.1 Letter from BDO Seidman LLP to the Securities and Exchange Commission dated December 11, 2001.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       nSTOR TECHNOLOGIES, INC.


Date:  December 13, 2001               /s/ Jack Jaiven
                                      ---------------
                                      Jack Jaiven
                                     Principal Accounting Officer